SUPPLEMENT DATED MAY 1, 2026 TO THE PROSPECTUS, INITIAL SUMMARY PROSPECTUS, AND UPDATING SUMMARY PROSPECTUS DATED MAY 1, 2026 FOR

ACCUMULATOR VARIABLE UNIVERSAL LIFE

This supplement revises certain information in the prospectus, initial summary prospectus, and updating summary prospectus (collectively the “Prospectus”) for the above referenced variable life insurance policy issued by Symetra Life Insurance Company (“Symetra Life”).

Surrender Value Enhancement Rider (SVE Rider)

Symetra Life has decided to no longer offer the optional SVE Rider described in the Prospectus. Symetra Life reserves the right to offer the SVE Rider in the future.

May 4, 2026: The last day Symetra Life will accept applications to purchase the SVE Rider will be May 4, 2026. All applications must be received by Us in good order by the end of business May 4, 2026.

May 14, 2026: The last day Symetra Life will issue the SVE Rider will be May 14, 2026. All underwriting and administrative requirements including the receipt of any required Initial Premium Payment must be completed by end of business May 14, 2026 for the SVE Rider to be issued.